UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                          FORM 8-K


                                       CURRENT REPORT
        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported): May 24, 2002


                           Federal Agricultural Mortgage Corporation
                     ---------------------------------------------------
                   (Exact name of registrant as specified in its charter)


           Federally chartered
             instrumentality of
             the United States                     0-17440      52-1578738
     -------------------------------           ------------     ----------
    (State or other jurisdiction of           (Commission    (I.R.S. Employer
     incorporation or organization)           File Number)   Identification No.)



     1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.     20036
     ---------------------------------------------------------    ------------
     (Address of principal executive offices)                      (Zip Code)


         Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                      ----------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  99    Press release dated May 24, 2002.

Item 9.  Regulation FD Disclosure.

      On May 24, 2002, the Registrant issued a press release to announce that it has asked the New York Stock Exchange to investigate unusual trading activity in its stock. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

                                         SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                      Name:   Jerome G. Oslick
                                      Title:  Vice President - General Counsel




Dated:      May 24, 2002

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99                           Press Release Dated May 24, 2002           5

Exhibit 99



FARMER MAC NEWS
FOR IMMEDIATE RELEASE                                       CONTACT
---------------------                                       -------
May 24, 2002                                               Jerome Oslick
                                                           202-872-7700

             Farmer Mac Asks NYSE to Probe Trading as Shares Fall

      Washington, D.C. -- The Federal Agricultural Mortgage Corporation (Farmer Mac, NYSE: AGM and AGMA), the stockholder-owned instrumentality of the United States chartered by Congress to establish a secondary market for agricultural real estate and rural housing mortgage loans, announced today that it has asked the New York Stock Exchange to investigate unusual trading activity in its NYSE-listed stock, which has lost almost one-third of its value in recent weeks as a result of what the company believes are the aberrational, and possibly improper, trading activities of short sellers. In a short sale, an investor sells borrowed shares, hoping to repurchase them at a lower price to return the borrowed shares to the lender.

      Jerry Oslick, General Counsel, speaking for the company, stated that over the past three weeks the company has observed inordinately high levels of short-selling in its Class C common stock, coupled with a campaign of misinformation regarding the company. Mr. Oslick emphasized that there are no developments within the company that could account for this heightened level of short-selling activity, nor for the recent loss in value of its Class C common stock. Mr. Oslick commented that the actions of certain self-admitted short sellers, which appear to have been orchestrated with recent publications of materially misleading assertions regarding the company's financial condition, demonstrated a fundamental lack of understanding of the company's business. He noted that those actions are difficult to reconcile with the full and accurate disclosures of its financial condition and results of operations that the company consistently has made in the annual, quarterly and current reports filed with the Securities and Exchange Commission since the company's creation by Congress in 1988.

      Speaking more broadly, Mr. Oslick noted that the FCA does an in-depth, on-site examination of Farmer Mac on an annual basis for compliance with regulatory capital and other requirements that may affect the Company's safety and soundness, and has determined that Farmer Mac is operating in a safe and sound manner. He also reaffirmed that the company has complied fully with all of its disclosure obligations under the federal securities laws -- in fact, Farmer Mac is the only Government Sponsored Enterprise that files periodic reports with the Securities and Exchange Commission.
                                          * * * *